Principal Exchange-Traded Funds
Supplement dated June 15, 2026
to the Prospectus and Statement of Additional Information
both dated November 1, 2025
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR PRINCIPAL QUALITY ETF
On June 9, 2026, the Fund’s Board of Trustees approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on July 13, 2026, are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for September 9, 2026. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about July 20, 2026. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about October 1, 2026. However, the Fund’s officers have the discretion to change these dates.
On or about October 1, 2026, subject to shareholder approval, under Principal Investment Strategies, add the following after the second paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about October 1, 2026, subject to shareholder approval, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
On or about October 1, 2026, subject to shareholder approval, in the Fundamental Restrictions section, add Principal Quality ETF to the list of Funds included in Fundamental Restriction 6) a.

LEADERSHIP STRUCTURE AND BOARD
Independent Board Member Sharmila C. Kassam has changed her name to Sharmila Chatterjee. Accordingly, delete all references to Sharmila C. Kassam and replace with Sharmila Chatterjee.
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